UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2025 (May 20, 2025)

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 - Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Datavault AI Inc. (the “Company”) on May 20, 2025 (the “Initial Filing”).

In the Initial Filing, in connection with the acquisition of certain assets of CompuSystems, Inc. (“CSI”), the Company stated that the financial statements and the unaudited pro forma financial information of the acquired business required to be filed under Item 9.01 of Form 8-K would be filed by amendment no later than 71 days following the date that the Initial filing was required to be filed. Accordingly, this Amendment No. 1 amends Item 9.01 of the Initial Filing solely to include the financial statements and pro forma financial information required to be filed under Item 9.01 of Form 8-K, which are filed as exhibits hereto. The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. Except as provided herein, the disclosures included in the Initial Filing remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The audited financial statements of CSI for the years ended December 31, 2024 and 2023, including the notes to such financial statements and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated into this Item 9.01(a) by reference. The unaudited financial statements for the three months ended March 31, 2025 and 2024, including the notes to such financial statements, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of the Company required by this item is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants.
99.1	Financial Statements of CompuSystems, Inc. for the Years Ended December 31, 2024 and 2023.
99.2	Financial Statements of CompuSystems, Inc. for the Three Months Ended March 31, 2025 and 2024.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of Datavault AI Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025	DATAVAULT AI, INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer